Exhibit 10.25

QWEST COMMUNICATIONS CORPORATION

CARRIER SERVICES AGREEMENT

THIS CARRIER SERVICES AGREEMENT (the “Agreement”) is entered into by and between Qwest Communications Corporation (“Qwest”), a Delaware corporation, located at 555 17th Street, Denver, Colorado 80202, and CallWave, Inc. (the “Customer”), a California corporation located at 136 West Canon Perdido Street, Santa Barbara, California 93101, facsimile number (775) 542-1000. Qwest and Customer are sometimes referred to in this Agreement collectively as the Parties and singularly as a “Party.”

TERMS AND CONDITIONS

1.	Scope of Agreement

Upon the request of Customer, Qwest agrees to provide to Customer the Qwest services for the prices and subject to the terms and conditions set forth herein described in the exhibits attached hereto (the “Service(s)”); provided, however, Federal law prohibits Qwest from providing interLATA long distance services in Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington, and Wyoming (i.e., voice and data services that originate in such states, private line with one end point in those states, or toll free service that terminates in such states) until Qwest has obtained authorization to provide such services in those states. The Services shall be provided in accordance with Industry standards for such Services, Customer recognizes that certain of the Services or components of the Services may be provided by Affiliates (as hereinafter defined) of Qwest. To the extent certain terms are not covered in this Agreement, the Services may be provided pursuant to Qwest Tariff F.C.C. No. 2 and No. 3 and applicable state tariffs (collectively, the “Tariff(s)”), which are on file with the U.S. Federal Communications Commission (“FCC”) and applicable state regulatory bodies, as modified from time to time by Qwest. As applicable to the furnishing of Services hereunder, the Tariff is hereby incorporated herein, except that the terms and conditions of this Agreement shall supplement or, to the extent inconsistent, supersede Tariff terms and conditions.

2.	Monthly Minimum Commitment

(A) Any monthly minimum usage commitments agreed upon by Qwest and Customer shall be set forth in the attached Services Descriptions and rate Exhibits, which such exhibits are specified in Section 3 of this Agreement (the “Monthly Commitment”). Customer acknowledges and agrees that certain rates and discounts may be being provided to Customer hereunder in consideration of Customer’s agreement to meet or exceed the Monthly Commitment and that such rates and discounts would not be offered to Customer without Customer’s agreement to make such commitments.

(B) With respect to Qwest Express switched services (the “Switched Services”), following a one time ramp up period of the first three billing months after the Effective Date (the “Ramp Up Period”), the minimum monthly usage required per DS-l or equivalent thereof (the “Circuits”) is [*] averaged among all Qwest Circuits used by Customer under this Agreement (the “Minimum Facility Utilization”). In the event Customer fails to meet or exceed the Minimum Facility Utilization average Qwest shall give Customer five (5) business days notice that the Customer has not met or exceeded such utilization requirement, Customer agrees, within such five (5) day period, either to (i) bring usage up to such Minimum Facility Utilization average on such Circuits or (ii) release to Qwest those circuits which were under the [*] level for such month. If Customer does not comply with the above requirement, Customer will be assessed a monthly underutilization fee of [*] the “Underutilization Fee”) for each Circuit that was under the [*] level for such month in which Customer failed to meet the average Minimum Facility Utilization.

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[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

QWEST COMMUNICATIONS CORPORATION

CARRIER SERVICES AGREEMENT

(C) Qwest and Customer specifically agree that any underutilization fees, deficiency charges or other relief, if any; provided for in this Agreement or the Exhibits relating to any of the commitments in this Agreement or the Exhibits represent mutual good faith estimates of, and bear reasonable relationships to, the actual damages to Qwest in the event of Customer’s failure to meet such commitments or Customer’s underutilization of such circuits; and they do not represent a penalty of any kind. The Parties further agree that such fees, charges and relief are obligations of Customer, subject to specific performance.

3.	Service Rates and Terms

(A)	Qwest Service descriptions and rates are shown and described in the following Exhibits:

Exhibit B1	Qwest Express (Blended) and Terminating Services Description

Exhibit B2	Qwest Express (Blended) and Terminating Services Rate Schedule

Exhibit C1	Qwest Express _XX Originating and RESP ORG Services Description

Exhibit C2	Qwest Express _XX Originating and RESP ORG Services Rate Schedule

Qwest reserves the right to eliminate any Service offerings and/or modify any charges for Service offerings upon written notice to Customer as follows:

(1) Rate decreases and additional services offered, If any, in Qwest’s sole discretion, shall be effective immediately upon written notification to the Customer or upon an effective date set forth by Qwest in such notification:

(2) All rates, Services and agreements specified in Exhibits and attachments are subject to change immediately, with no prior notice to Customer, in the event there are mandated surcharges imposed by a federal, state or governmental agency. Further, notwithstanding any statements to the contrary contained in the Tariff, in the event that any regulatory agency, legislative body or court of competent jurisdiction promulgates regulations or modifies existing ones including, without limitation, regulations regarding payphone compensation, access charges and/or universal service (the “Regulatory Activity”), Qwest reserves the right, at any time upon written notice, to: (i) pass through to Customer all, or a portion of, any charges or surcharges directly or indirectly related to such Regulatory Activity; or (ii) modify the rates, including any rate guarantees, and/or other terms and conditions contained in this Agreement and/or the Tariff to reflect the Impact of such Regulatory Activity;

(3) International rates, Services and agreements specified in Exhibits and attachments, including Canadian and Mexican services, are subject to change upon five (5) calendar days written notice to Customer. All other rates, Services and agreements specified in Exhibits and attachments, excluding international, Canadian, and Mexican services, are subject to change upon thirty (30) calendar days written notice to Customer.

4.	System Maintenance

Subject to Sections 7 and 12 hereof, Qwest expects, but does not guarantee, that system maintenance normally will not result in service interruptions. If system maintenance should result in the interruption of Service, to the extent possible it shall be accomplished only after prior notification to Customer and will be completed within a reasonable time. Qwest shall use reasonable efforts to give Customer such prior notice.

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5.	Customer Service

Customer acknowledges and agrees that it shall provide all billing, inquiry, an customer service to Customer’s end-users or customers (the “End-Users”).

6.	Representation

Each Party shall not use any trademark, service mark, brand name or any other Intellectual property of the other Party or its respective affiliate without such Party’s prior express written consent. Notwithstanding the foregoing, Customer may disclose, during pre-sale activities, that Qwest is the underlying carrier of its service. In no event shall Customer represent or state to End Users or prospective End Users that it has any relationship with Qwest other than an agreement to purchase Qwest’s services. The Parties agree to promptly and fully cooperate with the other Party to address and resolve all issues, problems, administrative procedures, End User complaints, regulatory investigations or inquiries or any other circumstances arising from Customer’s use of Qwest Services.

7.	Financial Responsibility, Payment and Security

(A) Except as (i) otherwise provided in this Agreement or an Exhibit or as (ii) Customer has been otherwise notified by Qwest, all Qwest invoices (the “Invoices”) are due upon receipt. Any invoice which is not paid in full by Customer within thirty (30) calendar days from Invoice date via check or wire transfer, or in another manner explicitly agreed to by Qwest for Customer, shall be considered past due (the 31st day being the “Past Due Date”). All discounts and promotions, if any, and taxes, will be included in the monthly Invoice. Any payment received by Qwest on or after the Past Due Date shall be subject to an interest charge on delinquent amounts at the rate of 1.00% of the late payment per month or the maximum lawful rate allowable under applicable state law, whichever is lower. Such interest charge shall be applied on any late payments, commencing upon the Past Due Date through the actual date of receipt of payment. Any and all applicable national, federal, state and local taxes, including without limitation, all use, sales, value-added, surcharges, excise, franchise, property, commercial, gross receipts, license, privilege or other similar taxes, levies, surcharges, duties fees, or other tax-related surcharges whether charged to or against Qwest or Customer, with respect to the Services or underlying facilities provided by Qwest, as well as any other imposition by any governmental authority which has the effect of increasing Qwest’s cost of providing the Services or the underlying facilities, shall be payable by Customer in addition to the other charges set forth in this Agreement. If full payment is not made when due, Qwest in its sole discretion, shall have the right, after Qwest has given written notice to Customer, to suspend all or any part of the Services until such time as Customer has paid all unpaid balances (including interest), or to terminate all or any part of the Service, except where such non-payment which gives rise to the termination is based upon applicable and valid tax exempt certificates already given to Qwest. During any such suspension, and upon any such termination, no service interruption shall be deemed to occur.

(B) Customer acknowledges that it may not withhold any sums invoiced by Qwest for acrual calls made by Customer including, without limitation, calls made by Customer’s End Users and/or unauthorized third Parties (e.g., fraudulent calls) and charges to Customer’s Qwest account(s), Customer will be responsible for full payment of all charges as reflected on any Qwest billing statement, Independent of Customer’s payment obligations set forth in this section, Customer must notify Qwest within sixty (60) calendar days of receipt of any contested or disputed amount concerning charges as they appear on the Qwest billing statement. Customer’s notification of any contested or disputed amount must be in writing and sent to: Credit & Collections Department, Qwest Communications Corporation, 4650 Lakehurst Court, Dublin, Ohio 43017 or to (614) 798-6460. by facsimile with duplicate notification to follow via regular U.S. Mail or overnight delivery. Written notification must be accompanied with a detailed written support, for any service interruption credit or other credit to which Customer believes itself entitled, and Qwest and Customer will promptly address and attempt to resolve the claim. Qwest, in its sole discretion exercised in good faith, may reject such documentation and/or explanation as in adequate. If Qwest to rejects such documentation, Customer shall have an additional ten(10) business days to provide additional supporting

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documentation to Qwest. If Qwest rejects such additional documentation, Qwest shall so notify Customer in which case the disputed portion of the bill shall be paid by Customer within ten (10) business days of Customer’s receipt of Qwest’s final notice of inadequacy. All Credits or adjustments for service outages will be made pursuant to applicable provisions of the Tariffs. In consideration of the discounts offered by Qwest pursuant to this Agreement, with respect to any unpaid balance(s) owed by Customer to Qwest, Qwest shall have the right to offset such unpaid balance(s) from any amounts that Qwest owes to Customer and any of its Affiliates (as hereinafter defined) under any other agreements between the Parties and their respective Affiliates.

(C) Customer acknowledges and agrees that Qwest may reasonably require additional security and/or payment terms under this Agreement prior to the commencement of Services hereunder or during the Term hereunder, and Customer agrees to comply with such request, Customer agrees to provide and/or execute any additional collateral security documents as may be reasonably required by Qwest, if there is a material change in circumstances of Customer’s actual or anticipated usage hereunder or Customer’s financial condition during any time that Customer uses the Service. Qwest shall establish a credit limit for the procurement of the Services by Customer and such credit limit may change from time to time. Qwest will not automatically notify Customer of any such change but will supply such information to Customer upon Customer’s request.

8.	Term

The Initial term of this Agreement (the “Initial Term”) will begin on the first day of the first billing cycle following the Effective Date (as hereinafter defined) of this Agreement (the “Initial Service Date”) and will continue for the period of the longer of (i) twenty-four (24) calendar months from the Initial Service Date, or (ii) as long as a term for a Service attached to this Agreement (the “Service Term”) is in effect. The “Effective Date” is defined as the date this Agreement is signed by an authorized officer of Qwest after having been signed by Customer. Applicable Service rates and discounts, if any, shall be effective as of their respective effective date in the applicable Service rate or discount schedule. Following the Initial Term, the Agreement shall continue on a monthly basis (each a “Renewal Term”) until either Party provides the other Party with at least thirty (30) calendar days prior written notice of its intent to terminate this Agreement and the intended date of such termination. This Initial Term and Renewal Terms are sometimes collectively referred to herein as the “Term”.

9.	Obligations Upon Expiration or Termination of Term

Upon expiration or termination of this Agreement, Customer shall pay all outstanding balances hereunder in accordance with Section 7. Upon expiration or termination of this Agreement, Customer shall be fully subject to all terms and conditions set forth in the Qwest Tariff for Qwest services by Customer, if any, after such date, and shall receive standard Service rates as provided in any Exhibit(s).

10.	Early Termination

(A) Termination by Qwest. In addition to any either rights hereunder, Qwest may terminate Agreement and /or the Service without waiving any rights set forth in this Agreement or the Tariff, if applicable, as follows:

(1) Qwest may terminate this Agreement or this Services immediately without notice if: (1) Qwest is prohibited from furnishing such Services, or (2) If any material Rate, Charge or term of such services is substantially changed by order of the highest court of competent jurisdiction to which the matter is appealed, a legitimate regulatory body, or any other foreign, federal, state or local government authority.

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(2) Qwest may terminate this Agreement or the Services in accordance with the terms of Qwest’s Tariff, if applicable, and only with respect to the Services affected by such Tariff. Customer acknowledges that such discontinuance may result in termination of its own services to its own End Users.

(3) Qwest may terminate this Agreement or the Services immediately, without providing Customer with prior notice or an opportunity to cure, under any of the following circumstances:

(i) Customer fails to pay any Invoice (as hereinafter defined) or any portion thereof any Charges to Qwest when due under and in accordance with this Agreement and the relevant Service terms and conditions, other than that otherwise specified within the relevant sections relating to such payments.

(ii) Customer becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, make an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations.

(iii) In the event of a Change of Control of Customer, unless such change is otherwise permitted under the “Assignment” Section under this Agreement. For the purpose of this Agreement, “Change of Control” shall be deemed to have occurred with respect to Customer If: (X) any entity having previously Controlled (as hereinafter defined) by Customer, ceases to do so; (Y) any entity acquires Control of Customer (whether by reason of acquisition, merger, reorganization, operation of law or otherwise); or (Z) all, or substantially all, of the assets of Customer or an entity that Controls Customer are acquired (whether by reason of acquisition, merger, reorganization, operation of law or otherwise) by, or combined by merger with, any other entity. For purposes of this Agreement, “Control” (and “Controls,” “Controlling,” “Controlled by” and “under common Control with” shall be construed accordingly) as applied to any party means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of that party, whether through the ownership of voting securities or by contract or otherwise. Where any two parties together satisfy any of this definition, they shall be deemed to have Control. For purposes of this definition, there shall be attributed to any Party rights and powers of a nominee for it (that is to say, any rights or powers that another Party possesses on its behalf or may be required to exercise on its direction or behalf).

(iv) If Customer fails to abide by any special payment and security terms reasonably required by Qwest in accordance with the Agreement, including, without limitation, Customer’s failure or refusal to provide additional security upon Qwest’s request as permitted under this Agreement.

(v) Upon the commission of any illegal acts on the part of Customer, its officers, directors, employees, contractors, agents, or servants, relating to the subject matter of this Agreement.

(4) Qwest may terminate this Agreement or Services if Customer breaches any other material term of this Agreement, by providing Customer with thirty (30) calendar days’ notice if Customer does not cure such breach, if curable, within such thirty (30) calendar day period.

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(B) Termination by Customer. In addition to any other rights hereunder, Customer may terminate this Agreement and/or the affected Service without early termination fee or penalty, except for unpaid charges as of the effective date of termination, as follows:

(1) As long as Customer has satisfied in full any minimum Revenue Commitment as set forth and described in the applicable Exhibit(s), Customer shall have the right to terminate this Agreement for convenience during the Initial Term without early termination fee or penalty, except for Customer’s payment of unpaid Services usage charges accrued prior to the date of termination, by providing written notice of such intent to terminate and the intended date of termination given to Qwest not less than thirty (30) calendar days prior to the date of termination set forth in such notification.

(2) In the event of any material adverse: (i) increase in rates for Services utilized by Customer, (ii) change in the Tariff, or (iii) change in the Services, Customer may terminate this Agreement or the affected Services without early termination fee or penalty, if such written notice of termination is delivered to Qwest within thirty (30) calendar days of the effective date of such material increase or change. If Customer does not deliver such notice to Qwest within such thirty (30) calendar day period, Customer will be deemed to have waived its right to terminate this Agreement based upon such material increase or change.

(3) With respect to the Switched Services, Customer may terminate this Agreement or the Switched Services by giving Qwest thirty (30) calendar days written notice prior to the date of such cancellation. If the Switched Service provided under this Agreement is the subject of service outages or interruptions accumulating one hundred twenty (60) hours or more over any period of one hundred eighty (180) consecutive calendar days.

(4) Customer may terminate this Agreement or Services if Qwest breaches any other material term of this Agreement, by providing Qwest with thirty (30) calendar days’ notice if Qwest does not cure such breach, if curable, within such thirty (30) calendar day period.

(C) Effect of Termination. Upon expiration or earlier termination of this Agreement, Customer agrees to pay all unpaid balances due under and in accordance with this Agreement to Qwest, Customer agrees that it shall be fully subject to all standard or Tariff terms and conditions then in effect for Services received by it after such date of expiration or termination. Upon the expiration or termination of this Agreement for any reason, except as otherwise provided in this Agreement and to any rights and/or obligations that have accrued prior to termination, neither Party shall have any further obligations of a continuing nature.

11.	Default

Without regard to any other provisions of this Agreement or rights hereunder, the Parties agree that it shall be a material default under this Agreement if Customer fails to pay Qwest in accordance with Section 7 of this Agreement. Upon default under this Section 11, Qwest shall be entitled to all rights and remedies under the Qwest Tariff and other applicable law.

12.	Liability

EXCEPT AS PROVIDED OTHERWISE IN A SERVICE EXHIBIT, QWEST’S LIABILITY ARISING OUT OF MISTAKES, ACCIDENTS, OMISSIONS, INTERRUPTIONS, ERRORS, DELAYS, OR DEFECTS IN THE ORDERING, PROCESSING, PROVISIONING, INSTALLATION OR TRANSMISSION OF ANY SERVICES SHALL IN NO EVENT EXCEED THE AMOUNT OF THE APPLICABLE CREDITS IN ACCORDANCE WITH ITS CREDIT

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POLICIES THEN IN EFFECT. WITHOUT LIMITING THE FOREGOING, QWEST SHALL HAVE NO OBLIGATION TO PROVIDE ALTERNATIVE ROUTING WITH RESPECT TO ANY SERVICE OR TRANSMISSION CAPACITY PROVIDED PURSUANT TO THIS AGREEMENT. IN NO EVENT SHALL QWEST BE LIABLE TO CUSTOMER OR ANY OTHER PERSON, FIRM OR ENTITY IN ANY OTHER RESPECT, FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, OR PUNITIVE DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, EVEN IF FORESEEABLE, ARISING OUT OF ANY MISTAKE, ACCIDENT, ERROR, OMISSION, INTERRUPTION, DELAY OR DEFECT IN THE ORDERING, PROCESSING, PROVISIONING, INSTALLATION OR TRANSMISSION OF ANY SERVICES OR THE OBLIGATIONS OF QWEST PURSUANT TO THIS AGREEMENT AND ANY EXHIBITS HERETO. QWEST MAKES NO WARRANTY WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF THE SERVICE OR LOCAL ACCESS OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY QWEST ARE HEREBY EXCLUDED AND DISCLAIMED, FOR THE PURPOSE OF THIS SECTION, THE TERM “QWEST” AND “CUSTOMER” SHALL BE DEEMED TO INCLUDE QWEST, CUSTOMER, AND THEIR RESPECTIVE AFFILIATES, EMPLOYEES, AGENTS, OFFICERS, DIRECTORS, AND AFFILIATES. CUSTOMER HAS ACCEPTED THE LIMITATIONS OF LIABILITY AND DISCLAIMERS SET FORTH HEREIN AS PART OF A BARGAIN TO LOWER THE PRICE OF QWEST’S SERVlCES HEREUNDER AND UNDERSTANDS THAT THE PRICES OF SAID SERVICES WOULD BE HIGHER IF QWEST WERE REQUIRED TO ACCEPT GREATER LIABILITY AND/OR DAMAGE LIABILITY.

13.	Relationship

Neither Party shall have the authority to bind the other by contract or otherwise make any representations or guarantees on behalf of the other. Both Parties acknowledge and agree that the relationship arising from this Agreement is one of independent contractor, and does net constitute an agency, joint venture, partnership, employee relationship or franchise.

14.	Assignment or Sale

This Agreement shall be binding on Customer and its respective Affiliates, successors, and assigns. Customer shall not assign, sell or transfer this Agreement or the right to receive the Services provided hereunder, whether by operation of law or otherwise, without the prior written consent of Qwest, such consent shall nor be unreasonably withheld by Qwest. Qwest may terminate this Agreement in the event of an actual or purported assignment, sale or transfer of this Agreement, by Customer without Qwest’s prior written consent.

15.	Reporting Requirements

Where reporting obligations or requirements are imposed upon Qwest by any third party or regulatory agency, and which such obligations or requirement can only be satisfied by obtaining information from Customer, Customer agrees to comply with such obligations and requirements, as reasonably required by Qwest, and to hold Qwest harmless for any failure of compliance with any such obligations or requirements.

16.	Governing Law, Certifications and Warranties

(A) Customer understands that Qwest, in conducting its business is the manner set forth herein, is subject to the Communications Act of 1934, as amended, and as interpreted and applied by the Federal

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Communications Commission. All terms of this Agreement not subject to the Communications act of 1934 as amended and as interpreted and applied by the F.C.C. will be interpreted according to New York state law, without regard to the choice of law provisions of such State.

(B) If service is provided solely within a single state in a manner which subjects the Service to regulation by such state, then the terms and conditions of such Service of this Agreement shall be subject to such regulations and to any addendum to this Agreement relating thereto which is delivered by Qwest to Customer. Customer shall have the right to terminate this Agreement within ten (10) business days of receipt of such addendum without further liability hereunder.

(C) Customer certifies and warrants that it, and its business of resale of the Services, is in compliance with and will continue to be in compliance, in all material respects, with all international, federal, state and local laws and regulations relating to its performance under this Agreement. Customer certifies further that it is in good standing under the laws of the States in which it was organized, is existing or is doing business. Customer is solely responsible for obtaining all licenses, approvals and regulatory authority for its operation and the provision of services to its End Users. Any breach of the obligations of a Party under this Section shall be a material breach of this Agreement. If Customer does not comply with this Section, in addition to any remedies available to it at law or in equity, Qwest, in its sole discretion, may elect to decline to accept additional orders under this Agreement or it may immediately terminate this Agreement without further liability or obligation to Customer.

17.	Survival

All warranties, representations, indemnities, covenants and other agreements of the Parties hereto shall survive the execution, delivery and termination of this Agreement and shall, notwithstanding the execution, delivery and termination of this Agreement continue in full force and effect. The terms and conditions of the Qwest Tariff along with Section 6, 7, 9, 11, 12, 13, 15, 18, 19, 24 and any provision hereof, which, by its context is intended to survive the termination or expiration hereof, shall also survive. Additionally, any obligation to hold harmless and indemnify a Party hereunder shall survive the termination or expiration of this Agreement.

18.	Indemnification

Customer shall indemnify, defend and hold harmless Qwest from and against any claims, actions, damages, liabilities, costs, judgments or expenses (including attorney fees and an allocable portion of in-house counsel fees) arising out of third Party claims resulting from the resale or reselling of the Services, including but not limited to the provision or termination of, or failure to provide, service by Customer to End Users.

19.	Nondisclosure

Neither Party shall disclose to any third Party during the term of this Agreement and during the one (1) year period immediately following termination of this Agreement, any of the terms and conditions set forth in this Agreement unless disclosure is required by any state or federal governmental agency, is otherwise required to be disclosed by law, or is necessary in any proceeding establishing rights or obligations under this Agreement. Each Party reserves the right to terminate this Agreement, upon written notification, upon discovery of any disclosure prohibited hereunder.

20.	Integration and Amendments

The Agreement together with all Exhibits, represents the entire understanding of the Parties with respect to the subject matter under this Agreement. Any and all prior offers, contracts, agreements, representations

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and understandings made to or with Customer by Qwest or any Affiliate or any Affiliate or predecessors-in-interest with respect to the subject matter under this Agreement, whether oral or written, shall be superseded by this Agreement. All amendments to this Agreement shall be in writing and signed by both Parties.

21.	Waiver

The terms, covenants, representations and warranties of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time to require performance of any provision hereof shall, in no manner, affect the right at a later date to enforce the same. No waiver by either Party of any breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such breach or the breach of any other term, covenant, representation or warranty of this Agreement.

22.	Severability

In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Further, In the event that any provision of this Agreement shall be held to be invalid, illegal or unenforceable by virtue of its scope or period of time, but may be made enforceable by a limitation thereof, such provision shall be deemed to be amended to the minimum extent necessary to render it valid, legal and enforceable or in the alternative both Parties shall negotiate in good faith to substitute for such invalid, illegal, or unenforceable provision a mutually acceptable provision that is consistent with the original intent of the Parties.

23.	Notice

Except when actual receipt is expressly required by the terms hereof, notice is considered given either (i) when delivered by facsimile service to the phone number listed below with duplicate notifications sent via regular U.S. Mail or overnight delivery or; (ii) when delivered in person to the recipient named below; or (iii) after deposit in the United States mail id & sealed envelope or container, either registered or certified mail, return receipt requested, postage prepaid, or via overnight courier service, addressed by name and address to the Party or person intended as follows:

To Customer:	CallWave, Inc.
136 West Canon Perdido Street
Santa Barbara, California 93101
Facsimile #: (775) 542-1000
Attention: David Trandal, Chief Operating Officer

To Qwest:	Qwest Communications Corporation
____17th Street
Denver, Colorado 80202
Facsimile #: (303) 291-1724
Attention: General Counsel

Any Party may at any time change its address or facsimile number for notification purposes by giving the other Party prior written notice as provided in this Section by              forth the new address and the date on which it will become effective. Either Party may require, by prior written notice given at any time or from time to time, subsequent notices to be given to another individual person, whether a Party or an officer or

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representative or to a different address or both; provided, however, that a P.O. Box shall not be considered to be an address for purposes of this Agreement.

24.	Arbitration Of Disputes

(A) Any dispute arising out of this Agreement relating to Qwest invoices or balances owed by Customer to Qwest for Services rendered, which cannot be resolved between the Parties, shall be settled by binding arbitration at the office of the American Arbitration Association (“AAA”) located in Washington, D.C. The arbitration shall be held in accordance with the commercial Arbitration Rules of the American Arbitration Association (“AAA Rules”), as amended by this Agreement.

(B) Either Qwest or the Customer may initiate arbitration by providing written demand for arbitration, a copy of this Agreement and the administrative fee required by the AAA Rules to the AAA its Washington, D.C. A copy of the notice shall also be provided to the other Party. The remaining cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each Party shall bear the cost of preparing and presenting its case.

(C) One arbitrator shall be appointed in accordance with the AAA Rules within sixty (60) days of the submission of the demand for arbitration, unless both Parties otherwise agree in writing. The arbitrator shall designate the time and place in the Washington, D.C. area, as applicable, for the hearing within thirty (30) days of his or her appointment. Qwest and the Customer agree that the Arbitrator’s authority to grant relief shall be subject to the provisions of this Agreement, the United States Arbitration Act, (“USAA”), the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes, Qwest Tariffs, substantive law, and the Communications Act of 1934, as amended. The Arbitrator shall not be able to award, nor shall any Party be entitled to receive positive, Incidental, consequential, exemplary, reliance or special damages, including damages for lost profits. The Arbitrator’s decision shall follow the plain meaning of the relevant documents, and shall be final, binding, and enforceable in a court of competent jurisdiction. The decision of the Arbitrator is appealable only for perceived mistakes or misapplication of the law.

(D) Any dispute not outlined in Section 24 (A) and arising out of or related to this Agreement regardless of the form of action whether in contract, indemnity, warranty, strict liability, or tort, including negligence of any kind with regard to Qwest Services or other conduct under this Agreement may be subject to arbitration upon the written consent of both Parties.

25.	Force Majeure

Neither Party shall be liable to the other for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by a Force Majeure Event. “Force Majeure Event” means an unforeseeable event (other than a failure to comply with payment obligations) caused by any of the following conditions; act of God; fire; flood; labor strike; sabotage; fiber cut; material shortages or unavailability or other delay in delivery not resulting from the responsible Party’s failure to timely place orders therefor; lack of or delay in transportation; government codes, ordinances, laws, rules, regulations of restrictions; war or civil disorder; or any other cause beyond the reasonable control of such Party. The Party claiming relief under this Section shall notify the other in writing of the existence of the Force Majeure Event relied on and shall be excused on a day-by-day basis to the extent of such prevention, restriction or interference until the cessation or termination of said Force Majeure Event.

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May 29, 2001
[GRAPHIC]

QWEST COMMUNICATIONS CORPORATION

CARRIER SERVICES AGREEMENT

26.	Attachments and Exhibits

All Attachments and Exhibits annexed to this Agreement are expressly made a part of this Agreement as fully as though completely set forth in it. All references to this Agreement shall be deemed to refer to end include this Agreement and all such Attachments and Exhibits.

27.	Headings

The headings of sections and subsections used in this Agreement are for convenience only and are not part of its operative language. They shall not be used to affect the construction of any provisions hereof.

28.	Third-Parties

The representations, warranties, covenants and agreements of the Parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person not a party hereto, including, without limitation, the End Users and Affiliates. For purposes of this Agreement, “Affiliate” shall mean: (1) any individual, corporation, partnership, limited liability company, limited liability partnership, practice, association, joint stock company, trust, unincorporated organization or other venture or business vehicle (each an “Entity”) in which a Party owns a twenty percent (20%) or greater equity interest: or (ii) any Entity which, directly or indirectly, is in control of, is controlled by or is under common control with a Party, as applicable, after applying the attribution rules of Section 318 of the Internal Revenue Code. For the purpose of this definition, control of an Entity shall include the power, directly or indirectly, whether or not exercised: (i) to vote fifty percent (50%) (or such lesser percentage as is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) or more of the securities or other interests having ordinary voting power for the election of directors or other managing authority of such Entity; or (ii) to direct or cause the direction of the management or policies of such Entity, whether through ownership of voting securities, partnership interest or equity, by contract or otherwise.

29.	Authorization

(A) Customer represents and warrants that the full legal name of the legal entity intended to receive the benefits under this Agreement and intended to use the Services is the name set forth in this Agreement and in the execution block. Each Party represents to the other Party that the person executing this Agreement on its behalf has been duly authorized by such Party to execute and bind such Party to the terms and conditions contained in this Agreement. Each Party, with full knowledge of all terms and conditions herein, does hereby warrant and represent that the execution, delivery, and performance of this Agreement are within such Party’s corporate and/or partnership powers, have been duly authorized, and are not in conflict with Law or the terms of any charter or bylaw or any agreement to which such Party is a party or by which it is bound or affected.

(B) Qwest may act in reliance upon any instruction, instrument, or signature reasonably believed by Qwest to be genuine. Qwest may assume that any employee of a party to this Agreement who gives any written notice, request or instruction has the authority to do so.

***

QWEST CONFIDENTIAL AND PROPRIETARY

11

May 29, 2001
[GRAPHIC]

QWEST COMMUNICATIONS CORPORATION

CARRIER SERVICES AGREEMENT

IN WITNESS WHEREOF, an authorized representative of each party has executed this Agreement effective as of the date of execution by Qwest as set forth below.

QWEST COMMUNICATIONS CORPORATION

By:	/s/ Illegible	Date	6/6/01

Name:	Illegible

Title:	Illegible

By:	/s/ Illegible

Qwest Contracts Administrator

CALLWAVE, INC.

By:	/s/ DAVID TRINDAL	Date	9-29-00

David Trindal Chief Operating Officer

QWEST CONFIDENTIAL AND PROPRIETARY

12

September 29, 2000
[GRAPHIC]

[GRAPHIC]	Carrier International Rates

Country	Country Code	City Code(s)	Rate
Afghanistan	03	N/A	[*]
_____________	355	N/A
Algeria	213	N/A
American Samoa	684	N/A
Andona	376	N/A
Ango__	244	N/A
_____________	809/264	N/A
Antartica	672	N/A
Antig__	NPA ___	N/A
Argentina	54	___________________
Argentina - Buenos Aries	54	10, 11, 12, 13
Argentina - Mobile / Special Services	54	____________________
_____________	374	N/A
_____________	2_7	N/A
_____________	247	N/A
Australia	61	N/A
Australia - Mobile/Special Services	81	14, 15, 16, 17, 18, 19, 4, 500
Austria	43	N/A
Austria - Mobile/Special Services	43	6
Austria - Vienna	43	1
_____________	994	N/A
Bahamas	NPA 347	N/A
Bahrain	973	N/A
Bangladesh	850	N/A
Bangladesh Dhaka	850	7
Bangladesh - Chittagong	850	11
Bangladesh - Mobile / Special Services	850	_
Barbados	_46	N/A
Belarus	375	N/A
Belgium	32	N/A
Belgium - Mobile/ Special Services	32	16, 17, 18, 45, 47, __ ,7, 88, _0, 9_, 95, 96, 98
____________	501	N/A
Benin	229	N/A
Bermuda	809	N/A
Bhutan	975	N/A
Bolivia	591	N/A
____________	591	2
____________	387	N/A
Botswana	267	N/A
Brazil	55	N/A
Brazil _________	55	__
Brazil - Mobile / Special Services	55	219, 2__
Brazil _________	55	210, 218
Brazil Sao Pa___	55	110, 128
British Virgin Islands	809	N/A
___________	673	N/A
Bulgaria	359	N/A
_____________	226	N/A
_____________	257	N/A
Cambodia	855	2_
Cambodia - Cellular	859	______, 16
Cameroon	237	N/A
Canada (NPA 204)	1	N/A
Canada (NPA 2_0)	1	N/A
Canada (NPA 306)	1	N/A
Canada (NPA ___)	1	N/A
Canada (NPA ___)	1	N/A
Canada (NPA ___)	1	N/A
Canada (NPA 450)	1	N/A

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[GRAPHIC]	Carrier International Rates

Country	Country Code	City Code(s)	Rate
Canada (NPA 506)	1	N/A	[*]
Canada (NPA 514)	1	N/A
Canada (NPA 519)	1	N/A
Canada (NPA 604)	1	N/A
Canada (NPA 615)	1	N/A
Canada (NPA 706)	1	N/A
Canada (NPA 70_)	1	N/A
Canada (NPA 7_0)	1	N/A
Canada (NPA 807)	1	N/A
Canada (NPA 819)	1	N/A
Canada (NPA 857)	1	N/A
Canada (NPA 00_)	1	N/A
Canada (NPA 005)	1	N/A
_____________ Islands	238	N/A
Cayman Islands	809/345	N/A
__________ African Republic	235	N/A
__________	235	N/A
Chile	56	N/A
Chile - Mobile/Special Services	56	9
Chile - ________	56	2
China	86	N/A
China - Beijing	86	10-12, 14-1_
China - Car__on	86	20
China - Mobile/Special Services	86	13, 8, 9
China - Shanghai	86	22
__________	672	N/A
Colombia	57	N/A
Colombia – Bara_quill__	57	58
Colombia - _____________	57	_
Colombia - _____________	57	2_
Colombia - _____________	57	59
Colombia - ____________	57	4
Colombia - Mobile/Special Services	57	3
__________	265	N/A
Congo Republic of	242	N/A
__________ Islands	682	N/A
Costa Rica	506	N/A
Costa Rica - Mobile/Special Services	506	183,259,8
__________	385	N/A
Cuba	53	0, _, 2 _, _, _, 4, 2, 7
Cyprus	357	N/A
______ Republic	420	N/A
______ Republic - Mobile/Special Services	420	602, 603, 60_
Denmark	45	N/A
Denmark - Mobile/Special Services	45	20, 21, 22, 26, 28, 30, 40
_____________	246	N/A
_____________	253	N/A
Dominic ________	809	N/A
Dominican Republic	809	N/A
_____________	593	N/A
_______ - Mobile/Special Services	593	_
_____________	593	2
Egypt	20	N/A
Egypt - Cairo	20	_
Egypt - Mobile/Special Services	20	10,12
El Salvadar	503	N/A
El Salvadar - Mobile/Special Services	509	_
_______________	340	N/A
_______________	291	N/A
E______	372	N/A
Ethiopia	251	N/A
________ Islands	298	N/A
________ Islands	500	N/A
F___ Islands	679	N/A
Finland	358	N/A

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[GRAPHIC]	Carrier International Rates

Country	Country Code	City Code(s)	Rate
___ Mobile Special/Services	358	4, 5, 6, 7, 8	[*]
France	33	N/A
France Mobile/Special Services	33	6
___	33	1
French ____	596	N/A
French ____	504	N/A
French ____	859	N/A
____ Republic	241	N/A
____	220	N/A
____	595	N/A
Germany	49	N/A
Germany _____	49	____
Germany Mobile/Special Services	49	15, 17
Ghana	233	N/A
Ghana Cellular	233	26, 27, 28
Gibraltar	350	N/A
Greece	30	N/A
Greece-Athens	30	1
Greece Mobile Special/Services	30	2, 10
Greenland	299	N/A
Canada	809	N/A
___	590	N/A
Guyana Bay	53	9
___	502	N/A
___ Mobile/Special Services	502	20, 22, 220, __, __, 320, 40, 42, 420, 50, 51, 528, 528, 70, __, 728, 83, 828, 90, __, 878
___	224	N/A
___	345	N/A
Guyana	592	N/A
___	509	N/A
___	504	N/A
Hong Kong	852	N/A
Hong Kong Mobile/Special Services	852	1, _12, _, ___, 5
Hungary	36	N/A
Hungary	36	2
Island	354	N/A
India	91	N/A
Hungery_Budapest	36	3
India-Ahmedabad	91-79	79
India - Bangalore	91	80
India - Bombay	91	22
India - Hyderabad	91	___
India - Madras	91	44
India Mobile/Special Services	91	98
India - New Delhi	91	11
Indonesia	62	N/A
Indonesia - Jakarta	62	21
___	871	N/A
___	874	N/A
___	873	N/A
___	872	N/A
Iran	98	N/A
Iraq ___ ___	984	N/A
Ireland	353	N/A
Ireland___	353	1
Ireland Mobile/Special Services	353	8
___	881	N/A
Israel	972	N/A
Israel ___	972	___
Israel Mobile/Special Services	972	5
Italy	39	N/A
Italy ___	39	2
Italy Mobile Special Service.	38	330, 335, 336, 337, 338, 347, 348, 349, 360, 368
Italy Rome	38	6
Italy - Vatican City	38-66	___
Ivory Coast	225	N/A

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[GRAPHIC]	Carrier International Rates

Country	Country Code	City Code(s)	Rate
Jamaica	____/876	N/A	[*]
Japan	61	N/A
Japan Mobile/Special Services	81	30, 30, 30, 31, 40, 50, 60, 51, 70, 80, 90
Japan ____	81	_____
Japan _____	81	11
Japan - Tokyo	81	__-39
Jordan	962	N/A
Jordan Mobile/Special Services	962	__
_____	7	_________, 320-330, 336
Kenya	254	N/A
_____	685	N/A
Korea North	850	N/A
Korea South	82	N/A
Korea South Services	82	______________
___________	82	2
Kuwait	965	N/A
Kuwait Mobile/Special Services	985	__
___________	7 or ___	N/A
________ Mobile/Special Services	7 or 996	31, 32, 34, 35, 36, 37, 39
_____	856	N/A
_____	371	N/A
_____	961	N/A
________________	561	__
________________	266	N/A
_____	231	N/A
Libya	218	N/A
_____	423	N/A
_____	370	N/A
_____	352	N/A
_____	853	N/A
_____	389	N/A
_____	261	N/A
_____	265	N/A
Malaysia	60	N/A
Malaysia-Kuala Lumpur	60	3
_____	60	1
_____	_60	N/A
_____	223	N/A
_____	356	N/A
____ Islands	6_2	N/A
_______	222	N/A
Mauritius	230	N/A
_____ Island	269	N/A
Mexico _____ Economy	52	________________ ________________ ________________ ________________
Mexico _____ Standard	52	________________ ________________ ________________ ________________
Mexico _____ Economy	52	________________
Mexico _____ Standard	52	________________
Mexico _____ Economy	52	________________ ________________ ________________ ________________
Mexico _____ Standard	52	________________ ________________ ________________ ________________
Mexico ____ Step 1 Economy	52	N/A
Mexico ____ Step 1 Standard	52	N/A
Mexico ____ Step 2 Economy	52	N/A
Mexico ____ Step 2 Standard	52	N/A
Mexico ____ Step 3 Economy	52	N/A
Mexico ____ Step 3 Standard	52	N/A
Mexico ____ Step 4 Economy	52	N/A
Mexico ____ Step 4 Standard	52	N/A
Mexico ____ Step 5 Economy	52	N/A
Mexico ____ Step 5 Standard	52	N/A

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[GRAPHIC]	Carrier International Rates

Country	Country Code	City Code(s)	Rate
Mexico – Rate Step 5 Economy	52	N/A	[*]
Mexico – Rate Step 6 Standard	52	N/A
Mexico – Rate Step 7 Economy	52	N/A
Mexico – Rate Step 7 Standard	52	N/A
Mexico – Rate Step 8 Economy	52	N/A
Mexico – Rate Step 8 Standard	52	N/A
______	691	N/A
______	373	N/A
Monaco	377	N/A
Moncolla	876	N/A
Monticrat	664	N/A
Morocco	212	N/A
Mozambiqu_	2__	N/A
Myanmar (Formerly Burma)	95	N/A
Namibia	254	N/A
_______	674	N/A
Nepal	_77	N/A
Netherlands	31	N/A
Netherlands – Mobile/Special Services	31	_
Netherlands ______	399	N/A
New ______	6_7	N/A
New Zealand	64	N/A
New Zealand – Mobile/Special Services	64	21, 22, 23, 24, 25, _, __, __, __
______	505	N/A
______	505	_, __, __, __, __, __
_____ Republic	227	N/A
Nigeria	234	N/A
Nigeria – Lagos	234	1
______	683	N/A
______	672	N/A
Norway	47	N/A
Norway – Mobile/Special Services	47	90, 92, 94
Oman	968	N/A
Pakistan	92	N/A
Pakistan – Karachi	92	21
Pakistan – Mobile Special/Services	92	3
____ Republic	_	N/A
Panama	507	N/A
Panama______	507	__
Paupa New Guinea	675	N/A
Paraguay	595	N/A
Peru	51	N/A
Peru – Uma	51	__
Peru – Mobile/Special Services	51	__
Philippines	63	N/A
Philippines-____	63	___________________
Poland	48	N/A
Poland -_	48-22	__
Poland - Mobile Special/Services	48	50,60,90
Portugal	351	N/A
Portugal-____	351	1
Portugal – Mobile/Special Services	351	__,676
______	___	N/A
Reunion Islands	262	N/A
Romania	40	N/A
Romania-______	40-1	__
Romania-______	40	__
Russia	7	N/A
Russia – Moscow	7	___
Russia – St. Petersburg	7	___
Rwanda	250	N/A
______	378	N/A
___ Tame	239	N/A
Saudi Arabia	96_	N/A
Senegal Republic	221	N/A

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[GRAPHIC]	Carrier International Rates

Country	Country Code	City Code(s)	Rate
____________	248	N/A	[*]
____________	232	N/A
Singapore	65	N/A
Singapore-Mobile/Special Services	65	__
_____ Republic	421	N/A
____________	386	N/A
____________	677	N/A
Somalia	252	N/A
South Africa	27	N/A
South Africa-Johannesburg	27	11
South Africa-Mobile/Special Services	27	1,12
Spain	34	N/A
Spain __________	34	___
Spain-Madrid	34	___
Spain-Mobile/Special Services	34	___
Sri Lanka	___	N/A
St. Helens	290	N/A
___________	___	N/A
St. Lucia	758	N/A
___________	508	N/A
___________	809	N/A
Sudan	249	N/A
___________	597	N/A
Switzerland	268	N/A
Sweden	4__	N/A
Sweden – Mobile/Special Services	46	___________
Switzerland	41	___
Switzerland – Mobile/Special Services	41	___
_____ Arab Republic	563	N/A
Taiwan	886	N/A
Taiwan-Mobile/Special Services	886	__
Taiwan______	886	___
Taiwan______	886	___
___________	7	___
___________	255	N/A
Thailand	66	N/A
Thailand-Bangkok	66	2
Thailand-Cellular	66	1
___________	228	N/A
_____________	630	N/A
___________	676	N/A
Trinidad and Tobago	809	N/A
___________	216	N/A
Turkey	90	N/A
Turkey – Istanbul	90	212, 216
Turkey-Mobile/Special Services	90	___
Turkmenistan	7 or 993	N/A
___________	809/868	N/A
___________	688	N/A
Uganda	256	N/A
Ukraine	380	N/A
_____________	971	N/A
United Kingdom	44	_____________ _____________ _____________ _____________ _____________
United Kingdom – London	44	_____________
United Kingdom-Mobile/Special Services	44	3, 4, 5, 6, ____
___________	538	N/A
Uzbekistan	7 or 998	N/A
___________	67__	N/A
___________	58	N/A
___________	58	20, 21, 23, 24, __
___________	58	______
____________	84	N/A

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[GRAPHIC]	Carrier International Rates

Country	Country Code	City Code(s)	Rate
_______________City	84	___	[	*]
_______________Mobile Special/Services	__	___
_______________Islands	__	N/A
_______________	__	N/A
_______________Republic	__	N/A
_______________Republic	__	N/A
_______________	381	N/A
_______________Republic of	243	N/A
Zambia	260	N/A
Zimbabwe	263	N/A

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[GRAPHIC]	Qwest Express Domestic Toll Free Origination Rates

LATA	PRIMARY STATE	BASE RATES
120	ME	[*]
122	NH	[*]
124	VT	[*]
126	MA	[*]
128	MA	[*]
130	RI	[*]
132	NY	[*]
133	NY	[*]
134	NY	[*]
136	NY	[*]
138	NY	[*]
140	NY	[*]
220	NJ	[*]
222	NJ	[*]
224	NJ	[*]
226	PA	[*]
228	PA	[*]
230	PA	[*]
232	PA	[*]
234	PA	[*]
236	DC	[*]
238	MD	[*]
240	MD	[*]
242	MD	[*]
244	VA	[*]
246	VA	[*]
248	VA	[*]
250	VA	[*]
252	VA	[*]
254	WV	[*]
256	WV	[*]
320	OH	[*]
322	OH	[*]
324	OH	[*]
325	OH	[*]
326	OH	[*]
328	OH	[*]
330	IN	[*]
332	IN	[*]
334	IN	[*]
336	IN	[*]
338	IN	[*]
340	MI	[*]
342	MI	[*]
343	MI	[*]
346	MI	[*]
348	MI	[*]
350	WI	[*]
352	WI	[*]
354	WI	[*]
356	WI	[*]
358	IL	[*]
360	IL	[*]

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL	Exhibit C2

[GRAPHIC]	Qwest Express Domestic Toll Free Origination Rates

LATA	PRIMARY STATE	BASE RATES
362	IL	[*]
364	IL	[*]
366	IL	[*]
368	IL	[*]
370	IL	[*]
374	IL	[*]
376	IL	[*]
420	NC	[*]
422	NC	[*]
424	NC	[*]
426	NC	[*]
428	NC	[*]
430	SC	[*]
432	SC	[*]
434	SC	[*]
436	SC	[*]
438	GA	[*]
440	GA	[*]
442	GA	[*]
444	GA	[*]
446	GA	[*]
448	FL	[*]
450	FL	[*]
452	FL	[*]
454	FL	[*]
456	FL	[*]
458	FL	[*]
460	FL	[*]
462	KY	[*]
464	KY	[*]
466	KY	[*]
468	TN	[*]
470	TN	[*]
472	TN	[*]
474	TN	[*]
476	AL	[*]
477	AL	[*]
478	AL	[*]
480	AL	[*]
482	MS	[*]
484	MS	[*]
486	LA	[*]
488	LA	[*]
490	LA	[*]
492	LA	[*]
520	MO	[*]
521	MO	[*]
522	MO	[*]
524	MO	[*]
526	AR	[*]
528	AR	[*]
530	AR	[*]

QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL                Exhibit C2

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[GRAPHIC]	Qwest Express Domestic Toll Free Origination Rates

LATA	PRIMARY STATE	BASE RATES
532	KS	[*]
534	KS	[*]
536	OK	[*]
538	OK	[*]
540	TX	[*]
542	TX	[*]
544	TX	[*]
546	TX	[*]
548	TX	[*]
550	TX	[*]
552	TX	[*]
554	TX	[*]
556	TX	[*]
558	TX	[*]
560	TX	[*]
562	TX	[*]
564	TX	[*]
566	TX	[*]
568	TX	[*]
570	TX	[*]
620	MN	[*]
624	MN	[*]
626	MN	[*]
628	MN	[*]
630	IA	[*]
632	IA	[*]
634	IA	[*]
635	IA	[*]
636	ND	[*]
638	ND	[*]
640	SD	[*]
644	NE	[*]
646	NE	[*]
648	MT	[*]
650	MT	[*]
652	ID	[*]
654	WY	[*]
656	CO	[*]
658	CO	[*]
660	UT	[*]
664	__	[*]
666	AZ	[*]
668	AZ	[*]
670	OR	[*]
672	OR	[*]
674	WA	[*]
676	WA	[*]
720	NV	[*]
721	NV	[*]
722	CA	[*]
724	CA	[*]
726	CA	[*]

QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL	Exhibit C2

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[GRAPHIC]	Qwest Express Domestic Toll Free Origination Rates

LATA	PRIMARY STATE	BASE RATES
728	CA	[*]
730	CA	[*]
732	CA	[*]
734	CA	[*]
736	CA	[*]
738	CA	[*]
740	CA	[*]
820	PR	[*]
822	USVI	[*]
832	AK	[*]
834	HI	[*]
836	MID/WAKE	[*]
920	CT	[*]
921	NY	[*]
922	OH	[*]
923	OH	[*]
924	PA	[*]
927	VA	[*]
928	VA	[*]
929	VA	[*]
930	VA	[*]
932	WV	[*]
937	IN	[*]
938	IN	[*]
939	FL	[*]
949	NC	[*]
951	NC	[*]
952	FL	[*]
953	FL	[*]
955	AL	[*]
956	TN	[*]
958	NE	[*]
960	ID	[*]
961	TX	[*]
963	MT	[*]
973	CA	[*]
974	NY	[*]
976	IE	[*]
977	IE	[*]
978	__	[*]
980	__	[*]
981	__	[*]

Canadian 8XX Origination

BASE RATE
CANADA*	[*]

*	Canadian 8XX Origination Rates are not eligible to receive discounts.

QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL	Exhibit C2

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT S

SECURITY AND PAYMENT TERMS

GENERAL

Qwest and the Customer hereby agree that Qwest has established specific terms and conditions of security for payment of the Services acceptable to Qwest, in its sole determination, prior to the commencement of Services hereunder, as set forth below. Customer acknowledges and agrees that if Customer does not comply with such terms and requirements of security for payment, that Qwest shall be entitled to refuse to fulfill any orders for Services and to terminate this Agreement without penalty. Customer also agrees to the following basic terms and conditions as security for payment of services rendered by Qwest to Customer.

WEEKLY BILLING AND PREPAYMENT

As security under this Agreement for the provision of Services. Customer agrees to make weekly payments on its unbilled Service toll. The weekly billing cycle is the 7th, 14th, 21st, and 27th of each week (or upon such other weekly schedule as Qwest should determine). Unless the foregoing weekly bill cycle is changed by Qwest, Qwest will provide Customer with a written statement of the payment due based on Customer’s unbilled Service toll which will be issued on the 8th, 15th, 22nd, and 29th of the month regardless of the day of the week, unless one of these days fall on a weekend or holiday, in which case the bill will go out the next business day. Customer shall pay such statement in accordance with the above-specified terms by wire transfer to National City Bank, Louisville, Kentucky RTA# 083000056, Qwest DDA# 71451569 (or to any other such account or in any other manner as Qwest may designate in writing) and include a designation of Customer’s account number. Customer’s failure to provide the payments as agreed to herein may, in Qwest’s sole discretion, result in the immediate termination of all and/or any part of the Service hereunder or refusal to accept any orders for additional Service with or without notice. Customer shall receive from Qwest 3 standard monthly invoice which shall comprise Customer’s promotions, discounts, if any, taxes, any applicable monthly recurring charges, the entire month’s Service usage and the credit amount of Customer’s weekly payments as provided in this subsection. Weekly payments made by Customer totaling in excess of Customer’s entire monthly invoice combined with the setoff amount from Qwest’s usage of Customer’s services, if any, will be applied to the Customer’s immediately succeeding monthly invoice. Any amounts due and owing by Customer as of the rendering of the monthly invoice must be paid by Customer in accordance with the terms and conditions of the Agreement.

QWEST CONFIDENTIAL AND PROPRIETARY

1

6/7/2001

EXHIBIT B1

QWEST EXPRESS TERMINATING SWITCHED SERVICE DESCRIPTION

CARRIER SERVICES AGREEMENT

GENERAL

Interstate rates are per Local Access and Transport Area (“LATA”) and are for LATA-wide termination. Domestic Rates set forth in the Qwest Express Rate Exhibit are shown in terms of full minutes and are billed is six (6) second increments. Qwest reserves the tight to charge excessive quantities of short duration calls (i.e., calls under 6 seconds in length) a minimum of one-cent ($0.01) per answered call, Rates set forth in the Qwest Express Rate Exhibit are Base Rates.

Intrastate rates are per State and are for State-wide termination. For the purposes of determining each call’s jurisdiction, the originating and terminating information present in the call stream will be evaluated. In the event that either the originating or terminating information is not available to Qwest’s billing system, the classification of the call, for rating purposes, will default to the Interstate classification. To the extent that calls are defaulted to the Interstate classification, and to the extent Customer’s traffic of this nature includes intrastate traffic, Customer shall provide to Qwest in writing, on a monthly basis, the “Percentage of Inter/Intra-state Usage” on a state-by-state basis, by LEC, for the traffic terminated by Qwest hereunder.

International rates are set forth as for country or city termination as specified in the rate exhibit. If an International call terminates to a city, which has any type of specific city code rate, the call will be rated according to the city’s rate for that type of termination and not the associated country’s rate. Mobile city areas that are rated differently than the associated countries shall also be set forth as city codes. From time to time, Qwest may add specific city code rates for cities not set forth above, and the IDDD Services shall be provided based upon such rates, Rates shown in the Qwest Express International Termination Services Rate Exhibit art Shown in terms of full minutes and are billed in six (6) second increments with an initial thirty (30) second increment Carrier Canadian Terminating Service rates are per NPA and are for NPA—Wide termination. Rates shown in the Carrier Canadian Terminating Service Rate Exhibit are shown in terms of full minutes and are billed in six (6) second increments with an initial thirty (30) second increment, Mexican rates are per Mexican Rate Step and are for Rate Stop-wide termination. Rates shown in the Mexican Terminating Service Rate Exhibit are shown in terms of full minutes and are billed in full minute increments. International Rates, including Mexican and Canadian, are subject to change upon five (5) calendar days notice. Service availability is subject to the availability of facilities to and in the particular countries.

Directory Assistance rates are per NPA and are valid NPA-wide. Rates shown in the Carrier Directory Assistance Termination Rate Exhibit are shown on a per call basis and are billed per call.

ROUNDING

Currently, all Qwest Express Services, excluding Directory Assistance, utilize “bulk rounding”. For the purposes of this Agreement, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until one full cent ($0.01) is accrued. When this has occurred, the one-cent is applied to the next call. In addition, the Qwest Express Terminating Switched Service employs whole call rounding, which means that all calls are rounded only once, as opposed to once for each element (e.g. initial and incremental).

“RBOC-ITC” SURCHARGE

Customer agrees to maintain at least 80% of the traffic comprising Customers Domestic Terminating Switched Service for termination in a Tandem owned and operated by a Regional Bell Operating Company (“RBOC”) and subject to such RBOCs terrified access charges. Qwest shall have the right to apply a two cents ($0.02) per minute of use surcharge to the number of Domestic minutes by which Non-RBOC ‘terminations” exceed 20% of total monthly Terminating Service minutes. For the purpose of automating the billing of the surcharge, the OCN number of the terminating carrier will be used. OCN numbers of 9000 and above are classified as RBOC; and OCN numbers less than 9000 are classified as “ITC,” or Non-RBOC.

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06/07/01
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EXHIBIT B1

QWEST EXPRESS TERMINATING SWITCHED SERVICE DESCRIPTION

CARRIER SERVICES AGREEMENT

POINT(S) OF MEET

Customer is responsible for all access and related costs of DS-0, DS-l or DS-3 dedicated facilities to connect to Qwest’s nearest applicable meet point. The Base rates shown in the Qwest Express Intrastate RBOC/ITC Rate Exhibit will apply for all traffic that meets the Qwest network at any switch or POP site.

REVENUE COMMITMENT

Committed Revenue: Customer hereby agrees to commit to a specified revenue volume of [            *            ] per month (the “Revenue Commitment”) and term of two (2) years (the “Term Commitment”). The Revenue Commitment must be met within the agreed-upon Term Commitment however, the Customer may not meet the total Revenue Commitment (monthly Revenue Commitment X (times) the number of months in the Term Commitment) in less time than one-half of the Term Commitment.

1)	If this Revenue Commitment is not met by the end of the Term Commitment, the Customer agrees that it will pay the shortfall charge as follows:

Revenue Commitment X Term Commitment (in months)

Less Customer’s Actual Services Revenue

_______________________________________________

= Shortfall Charge Owed by Customer

In addition, the Customer’s Revenue Commitment will be evaluated on a periodic basis, depending upon the agreed-upon Term Commitment. The formula and milestones used to evaluate a Customer’s Revenue Commitment progress are described in the Term Commitment Ramp Schedule.

Customer acknowledges and agrees that if the Customer fails to meet any of the specified milestones, Qwest may, at Qwest’s sole determination, either:

•	“Terminate the Agreement and, upon thirty (30) calendar days written notice to Customer, collect the Shortfall Charge consisting of the difference between the Revenue Commitment owed to Qwest by the end of the particular measuring milestone period and the aggregate revenue actually paid to and retained by Qwest by such milestone, or

•	Renegotiate the Agreement at rates and term mutually acceptable to Qwest and Customer.

Customer acknowledges and agrees that certain rates would not be offered to Customer without Customer’s agreement to make the Revenue Commitment. Customer and Qwest agree that any Shortfall Charge or relief provided hereunder represents a mutual good faith estimate of, and bears a reasonable relationship to actual damages to Qwest in the event of Customer failure to meet such Revenue Commitment. Customer agrees that such Shortfall Charge does not represent a penalty of any kind and that such charges shall be obligations of Customer subject to specific performance.

[*] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

QWEST CONFIDENTIAL AND PROPRIETARY

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06/07/01
[GRAPHIC]

EXHIBIT B1

QWEST EXPRESS TERMINATING SWITCHED SERVICE DESCRIPTION

CARRIER SERVICES AGREEMENT

Contributing Services Schedule

Contributing Services
All Domestic Qwest Express Originating and Terminating Usage
All Qwest Express International Terminating Usage
All Qwest Express Directory Assistance Usage
All Qwest Express Canadian Termination Usage
All Qwest Express Mexican Terminating Usage
All Dedicated Facilities Monthly Recurring Charges*

Term Commitment Ramp Schedule

Ramp Milestone	Milestone ___________________________________
	One Year	Two Year	Three Year
6th Month	[*]	[*]	[*]
12th Month
24th Month
36th Month

*	Charges, fees and other amounts owing for, related to or constituting taxes, surcharges, credits, uncollectable Customer charges, pass-through charges, installation charges and local loops shall not be included as part of Revenue Commitment or Contributing Services.

QWEST CONFIDENTIAL AND PROPRIETARY

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[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C1

QWEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION

CARRIER SERVICE AGREEMENT

GENERAL

Interstate rates are per Local Access and Transport Area (“LATA”) and are for LATA-wide origination. Rates shown in the attached Rate Exhibit are shown in terms of full minutes and are billed in six (6) second increments. Qwest reserves the right to charge excessive quantities (i.e. 10% or greater) of short duration calls (i.e. calls under 6 seconds in length) a minimum of one-cent ($,01) per answered call.

ROUNDING

Currently, the Qwest Express 8XX Originating Service utilizes “bulk rounding”. For the purposes of this agreement, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until one full cent ($.01) is accrued. When this has occurred, the cent ($.01) is applied to the next call. In addition, the Qwest Express 8XX Originating Service employs whole call rounding, which means that all calls are rounded only once, as opposed to once for each element (e.g. initial and incremental).

“RBOC-ITC” SURCHARGE

Customer will maintain at least 80% of the traffic comprising Customers 8XX Origination Service for origination in a Tandem owned and operated by a Regional Bell Operating Company (“RBOC”) and subject to such RBOC’s tariffed access charges. Qwest will have the right to apply a [*] per minute of use surcharge to the number of minutes by which Non-RBOC Originating minutes exceed 20% of total monthly Origination service minutes. For the purposes of automating the billing of the surcharge, the OCN number of the originating carrier will be used. OCN numbers of 9000 and above are classified as RBOC; and OCN numbers less than 9000 are classified as “ITC”, or Non-RBOC.

LIABILITY

(A) Without limiting the Agreement, Qwest shall not be liable for any act or omission of the Number Administration and Service Center (“NASC”), other Responsible Organizations (“RESP ORGs”), or any other carrier providing a portion of the Service.

(B) Without limiting the Agreement, Qwest shall not be liable for any loss or damage sustained by Customer, its 8XX subscriber or any third party by reason of defects or malfunctions in the hardware or software provided by NASC, or by reason of errors made by NASC in connection with the Service Management System (“SMS”)/8XX.

(C) Without limiting the Agreement, Qwest shall not be liable for any loss or damage sustained by the Customer, its 8XX subscriber or any third party by reason of defects or malfunctions in any Qwest Service Management System (“LSMS”), Service Control Point (“SCP”), Service Transfer Point (“STP”), or Service Switch Point (“SSP”), or any other facilities, hardware or software not directly under Qwest’s control.

QWEST CONFIDENTIAL AND PROPRIETARY

1

4/21/99
[GRAPHIC]

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C1

QWEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION

CARRIER SERVICE AGREEMENT

(D) Without limiting the Agreement, Qwest shall not be liable for any loss of revenue or profit by Customer or its 8XX subscriber or for any loss or damage arising out of this Agreement or out of the use of the SMS/8XX or any of the Services provided under this Agreement by any person, whether arising in contract, tort (including, without limitation, negligence or strict liability) or otherwise and whether or not informed of the possibility of such damages in advance.

INDEMNIFICATION

Without limiting the Agreement, Customer hereby agrees to indemnify, defend and hold harmless Qwest, its Affiliates, and theft respective directors, officers, employees and agents against any third party claim, loss or damage arising from the use of 8XX Originating Services offered under this Agreement, involving without limitation: claims for libel, clander, invasion of privacy or infringement of copyright arising from the Customer’s or its 8XX subscriber’s own communications

CARRIER INTEREXCHANGE CODE (“CIC”] CONFIDENTIALITY

Qwest’s CIC map and underlying provider is Qwest’s propriety information and Customer agrees to keep such information in the strictest of confidence by Customer. Such information shall not be used or disclosed by Customer except as necessary to carry out the intent of this Agreement.

CUSTOMER OBLIGATIONS FOR RELEASE OF QWEST CIC INFORMATION

Notwithstanding anything herein to the contrary, and provided Customer is not in default of any obligation hereunder, Customer may provide Qwest’s CIC map or a portion thereof to a RESP ORG if Customer fully complies with all of the following conditions:

1.	Customer shall obtain Qwest’s prior explicit written consent in each instance.

2.	No more than one SMS record in which any portion of Qwest’s CIC map is referenced shall be created.

3.	Customer shall ensure that the SMS record will be applied by the RESP ORG consistently to all 8XX numbers under its control whenever Qwest has transport responsibility.

4.	Customer shall cause the RESP ORG to notify Qwest of the assignment of the applicable record and Customer shall ensure such record is not implemented without Qwest’s approval.

5.	Customer shall be ready to accept traffic prior to submitting to Qwest an order to turn up 8XX Service.

6.	Customer shall be responsible for all costs in connection with updating or changing the applicable SMS record in the event Qwest changes its mapping. Customer shall ensure that the RESP ORG completes such changes within sixty (60) calendar days of Qwest’s notification to Customer of any such change.

CUSTOMER OBLIGATIONS FOR USE OF ALTERNATE CIC MAP

Customer hereby agrees and understands that:

1.	Customer shall ensure that no CICs other than the Customer’s CICs will be used in conjunction with Qwest’s CIC without ten (10) business days prior written notification to

QWEST CONFIDENTIAL AND PROPRIETARY

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[GRAPHIC]

EXHIBIT C1

QWEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION

CARRIER SERVICE AGREEMENT

Qwest. Qwest reserves the right to not approve of a change to a CIC other than the Customer’s or Qwest, Customer understands that it will be responsible for all usage associated with traffic related to an 8XX number that Qwest refused to approve for a CIC change if the call is carried on Qwest’s network.

2.	Customer shall not enter into any arrangement with a third party for the provision or carriage of any component of any 8XX traffic transported by Qwest.

3.	Customer shall promptly and accurately perform all Qwest requested changes to its CIC map. Customer shall be responsible for all costs resulting from its failure to comply with this provision.

4.	Qwest provides CIC mapping at the LATA level only.

5.	No person or entity other than Customer shall act as RESP ORG or apply Qwest’s CIC map for 8XX transport, either acting directly or indirectly, or by assignment or agency from Customer.

6.	Where Customer chooses to select itself for 8XX origination in a particular LATA, Customer must provide complete LATA coverage.

QWEST AS RESPONSIBILE ORGANIZATION (“RESP ORG”)

If Customer selects Qwest as the Responsible Organization for Customer’s Toll Free services, Customer hereby agrees to and understands that:

1.	Qwest agrees to act as RESP ORG, to manage and administer Customer’s records in the 8XX Service Management System. Qwest’s responsibilities shall be limited to coordinating data entry, record change, trouble acceptance, referral and/or clearance. As RESP ORG, Qwest will also provide coordination to provision, maintain, and test 8XX Data Base (“DB”) service between various entities, such as: Local Exchange Carriers (“LECs”), Interexchange Carriers (“IXCS”), Number Administration and Service Centre (“NASC”), and the Service Management System (“SMS”).

2.	Qwest will provide Customer with a contact number for referrals of 8XX troubles on a twenty-four (24) hour a day, seven (7) days a week basis. Qwest will make reasonable best efforts to resolve troubles by sectionalizing trouble to determine if the reported trouble is in its translations or facilities or in another provider’s service. If necessary, Qwest will test cooperatively with other providers to further identify and address a trouble when it has been sectionalized to another provider’s service. Qwest will Keep Customer, advised as to the status of trouble clearance. Qwest’s responsibilities shall be limited to make a good faith effort to identify end coordinate trouble resolution.

3.	As RESP ORG, Qwest is limited in the number of 8XX number reservations it can hold; therefore, reservations will be available on a first come first serve basis. Customer reservations may at no time exceed ten (10) percent of its active 8XX numbers. Reservations cannot be held for more than forty-five (45) calendar days. At the end of the reservation period the 8XX number will be returned to the pool of numbers available for general assignment.

4.	For Qwest to properly fulfill its obligation as RESP ORG, Customer shall make available to Qwest an 8XX number and personnel, on a twenty-four (24) hour & day, seven (7) day a week basis, for trouble reporting and resolution. The Customer further agrees that it shall make its best effort to assist Qwest in the resolution of any end user dispute involving an end user of the Customer.

QWEST CONFIDENTIAL AND PROPRIETARY

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[GRAPHIC]

EXHIBIT C1

QWEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION

CARRIER SERVICE AGREEMENT

CUSTOMER AND QWEST OBLIGATIONS WHERE QWEST PROVIDES RESPORG SERVICES

1.	Customer hereby agrees that Qwest shall be Customer’s sole provider of Carrier 8XX Service for all 8XX numbers for which Qwest is providing transport and/or Responsible Organization Services (“ROS”), as such services are described herein, during the term hereof.

2.	Qwest agrees that Customer may, at its sole discretion, designate itself as the 8XX carrier in selected LATAs. Customer’s designation is only applicable when used in conjunction with Qwest 8XX ROS and transport and customer provides one hundred percent (100%) coverage in the LATA(s).

3.	Qwest will not provide ROS for 8XX numbers transported by other Common Carriers (“OCCs”), except as indicated in Section (B) above.

4.	Qwest shall provide ROS described herein consistent with the Guidelines for 8XX Database, subject to the understanding that those ROS and the terms and conditions of those services may be modified by Qwest as a result of changes in said Guidelines, governmental action or acts of third parties including but not limited to changes in LEC tariffs that relate to ROS.

POINT(S) OF MEET

Customer agrees that it is responsible for all access and related costs of DS-0, DS-1 or DS-3 dedicated facilities to connect to Qwest’s nearest applicable meet point. In addition, the Customer may meet Qwest at each Qwest-owned voice POP site available at the time of Customer’s request, subject to capacity at that site and to Qwest’s agreement.

REVENUE COMMITMENT

Committed Revenue: Customer hereby agrees to commit a specified volume of [*] per month (the “Revenue Commitment”) and term of two (2) years (the “Term Commitment”). The Revenue Commitment must be met within the agreed-upon Term commitment however, the Customer may not meet the total Revenue Commitment (monthly Revenue Commitment X (times) the number of months in the Term Commitment) in less time than one-half of the Term Commitment.

1)	If this Revenue Commitment is not met by the end of the Term Commitment, the Customer agrees that it will pay the shortfall charges as follows:

Revenue Commitment X Term Commitment (in months)

Less Customer’s Actual Service Revenue

_________________________________________________

= Shortfall Charge Owned by Customer

In addition, the Customer’s Revenue Commitment will be evaluated on a periodic basis, depending upon the agreed-upon Term Commitment. The formula and milestones used to evaluate a Customer’s Revenue Commitment progress are described in the Term Commitment Ramp Schedule.

QWEST CONFIDENTIAL AND PROPRIETARY

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4/21/99
[GRAPHIC]

[*]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portions has been omitted and filed separately with the Securities and Exchange Commission.